                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 IFB Holdings, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                                October 18, 1999



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of IFB Holdings, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., Chillicothe, Missouri time on November 16, 1999 at the Company's main office, located at 522 Washington Street, Chillicothe, Missouri 64601.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company during fiscal 1999.

     An important aspect of the Annual Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposal to elect two directors of the Company. The Board of Directors unanimously recommends that you vote for this proposal.

     I encourage you to attend the Annual Meeting in person. Whether or not you attend the Annual Meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                              Sincerely,



                              Larry R. Johnson
                              Senior Vice President

                               IFB HOLDINGS, INC.
                             522 Washington Street
                          Chillicothe, Missouri 64601
                                 (660) 646-3733

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on November 16, 1999


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of IFB Holdings, Inc. will be held at the Company's main office, located at 522 Washington Street, Chillicothe, Missouri at 2:00 p.m., Chillicothe, Missouri time, on November 16, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.  The election of two directors of the Company for three year terms;

and such other matters as may properly come before the Meeting, or any adjournments thereof. As of the date of this notice, the Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on October 6, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              _________________________________
                              Larry R. Johnson
                              Secretary
Chillicothe, Missouri
October 18, 1999


- --------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENDURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED
WITHIN THE UNITED STATES.
- --------------------------------------------------------------------------------

                                PROXY STATEMENT


                                 IFB Holdings, Inc.
                             522 Washington Street
                          Chillicothe, Missouri  64601
                                 (660) 646-3733


                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 16, 1999


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of IFB Holdings, Inc. (the "Company"), the parent company of Investors Federal Bank, National Association (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office, located at 522 Washington Street, Chillicothe, Missouri on November 16, 1999, at 2:00 p.m., Chillicothe, Missouri time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about October 18, 1999.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposal to elect two directors of the Company.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. One-third of the shares of the Common Stock entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     Any other matters that may be brought before the Annual Meeting will be determined by majority of the votes cast, without regard to broker non-votes or any proxies as to which a stockholder abstains.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Larry R. Johnson, Secretary, IFB Holdings, Inc., 522 Washington Street, Chillicothe, Missouri 64601.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on October 6, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 474,019 shares of Common Stock issued and outstanding.
The following table sets forth information as of October 6, 1999 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the Common Stock and of all directors and executive officers of the Company and the Bank as a group.

                                                     Shares
                                                   Beneficially Percent
                     Beneficial Owner                 Owned     of Class
- -------------------------------------------------  -----------  ---------

Investors Federal Bank                                  47,401      10.0%
Employee Stock Ownership Plan /(1)/
522 Washington Street
Chillicothe, Missouri 64601

Mortgage Investment Trust Corporation                   68,200      14.4%
5200 West 94th Terrace
Prairie Village, KS  66207

Directors and executive officers of the Company         89,169/(2)/ 18.8%
  and the Bank as a group (6 persons)

(1) The amount reported represents all shares held by the Employee Stock Ownership Plan ("ESOP"), of which 12,747 shares have been allocated to accounts of participants. First Bankers Trust, of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above includes no options to purchase shares of Common Stock available for grant under the Company's 1997 Stock Option and Incentive Plan (the "Stock Option Plan") and no shares of restricted Common Stock available for award under the Company's Recognition and Retention Plan ("RRP") to directors and executive officers of the Company. As of the date of this proxy statement, the Company has not awarded any of such options or shares of restricted Common Stock. Includes 2,843 and 1,971 shares allocated to the individual accounts of Messrs. Teegarden and Johnson under the Bank's Employee Stock Ownership Plan.


                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Bank. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                             Shares of
                                                                                           Common Stock
                                                                                            Beneficially
                             Age at                                                          Owned at
                           June 30,      Positions Held       Director     Current Term      October 6,      Percent
Name                         1999         with the Bank       Since (1)      to Expire       1999/(2)/      Of Class
- ----                         ----      -----------------     ---------      ---------       ---------      ---------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002
                   ------------------------------------------

Robert T. Fairweather        75        Chairman of the Board    1966           1999              100         0.02%
Edward P. Milbank            60        Vice Chairman of the     1974           1999           28,050         5.92
                                       Board

                         DIRECTORS CONTINUING IN OFFICE
                         ------------------------------

Earle S. Teegarden, Jr.      63        Director; until          1964           2000           15,343         3.24
                                       April 30,
                                       1999, President and Chief
                                       Executive Officer
Armand J. Peterson           62        Director                 1978           2000           10,000         2.11
Larry R. Johnson             51        Senior Executive Vice    1989           2001           11,976         2.53
                                       President, Secretary and
                                       Director;since April 30,
                                       1999, Interim Chief Executive
                                       Officer
J. Michael Palmer            49        Director                 1996           2001           23,700         4.99

_______________________________

/(1)/ Includes service as a director of the Bank.
/(2)/ Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. Also includes shares allocated to the individual account of Messrs. Teegarden and Johnson under the Company's Employee Stock Ownership Plan. Does not include options to purchase shares of Common Stock available for grant under the Company's Stock Option Plan and shares of restricted Common Stock available for award under the RRP, which options and shares have not yet been awarded.

      The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

      Robert T. Fairweather. Mr. Fairweather is retired. Until his retirement, Mr. Fairweather was an owner/operator of a retail hardware store in Chillicothe. Prior to that, he served as the Chief Executive Officer of a credit union.

      Edward P. Milbank. Mr. Milbank is Vice Chairman of the Board of the Bank. Mr. Milbank is the President and CEO of Milbank Mills, Inc., a feed manufacturing company.

      Earle S. Teegarden, Jr. Mr. Teegarden was employed by the Bank as President and Chief Executive Officer until his retirement on April 30, 1999. As President and Chief Executive Officer, Mr. Teegarden was responsible for overseeing the day-to-day operations of the Bank. He was also responsible for investments and overseeing the Bank's asset/liability management program. From

April 30, 1999 to August 31, 1999 Mr. Teegarden served in an advisory capacity to the Bank at his prior salary level.

     Armand J. Peterson. Mr. Peterson is President and Treasurer of Chillicothe Iron and Steel, Inc., a steel fabricating company.

     Larry R. Johnson. Mr. Johnson has been employed by the Bank since December 1974. He is responsible for all lending operations for the Bank and also serves as personnel officer for the Bank. Since April 30, 1999, Mr. Johnson has also served as Interim Chief Executive Officer of the Bank.

     J. Michael Palmer. Mr. Palmer is currently a private investor. Until December 1995, he was Chairman of the Board and Treasurer of Midwest Quality Gloves, Inc., in Chillicothe. Mr. Palmer was elected to the Board of Directors in January 1996.

     On July 13, 1999, William L. Murry, a stockholder of the Company, notified the Company that he intends to nominate himself for election to the Board at the meeting. The holders of the proxy card solicited hereby do not intend to vote any shares for the election of any person other than the nominees of the Company set forth above.

     On July 22, 1999, the Bank entered into a Memorandum of Understanding (the "MOU") with the Comptroller of the Currency (the "OCC"), whereby the Bank has agreed to take certain actions in response to concerns raised by the OCC. The MOU is not a formal supervisory action by the OCC. The Bank has agreed , within 90 days after the date of the MOU, to appoint a new chief executive officer to replace Mr. Teegarden, who resigned as chief executive officer as of April 30, 1999, and to have that chief executive officer prepare a report to the board of directors regarding the Bank's management structure. The appointment of the new chief executive officer is subject to the review and possible disapproval of the OCC. Moreover, under Federal law, the Bank is required to give 90 days prior notice to the OCC before adding or replacing a member of the board of directors or employing any senior executive officer, and the OCC has the authority to disapprove the addition or employment of any such person. The Bank has also agreed in the MOU to establish, revise and/or implement policies and procedures relating to interest rate risk management, liquidity, asset/liability management, investments and certain compliance programs. The Bank expects to implement the steps necessary to ensure that the MOU is complied with. Failure to do so could result in the OCC seeking formal supervisory action. Compliance with the MOU is not expected to have a material impact on the Bank.

Ownership Reports by Officers and Directors

     The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, or 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended June 30, 1999.

Meetings of the Board of Directors and Committees

     The Board of Directors met 16 times during the year ended June 30, 1999. During fiscal 1999, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Company formed standing Audit, Nominating and Compensation Committees in connection with its organization in October 1996.

     The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Fairweather, Milbank, Palmer and Peterson. The Company's Audit Committee met one time in fiscal 1999.

     The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. The Nominating Committee met one time during fiscal 1999.

     The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. This Committee is currently composed of all members of the Board of Directors. The Compensation Committee met one time during fiscal 1999.

Director Compensation

     During fiscal 1999, the Company paid each director fees in the amount of $8,270 for service on the Company's Board of Directors. For the first seven months of fiscal 1999, all directors of the Bank received a fee of $500 per meeting and for the last five months of fiscal 1999 the fee was $530 per meeting. In addition, during fiscal 1999, outside directors of the Bank serving on the Loan Committee received a $25 fee for each loan reviewed at meetings of the Loan Committee. In addition, each outside member serving on the Compliance Committee of the Bank received a fee of $80 for each meeting attended, and the Chairman of the Committee received a fee of $105 for each meeting attended.

     Director Emeritus Program. In order to encourage directors to remain associated with the Bank's Board of Directors, in January 1995 the Bank adopted a director emeritus program in which the Board of Directors, in its discretion, may elect any retiring director as a Director Emeritus, provided the retiring director has served as a director until reaching mandatory retirement age (or until being forced to retire due to medical considerations) and such director has served as a director of the Bank for at least 10 years. Directors Emeritus of the Bank shall be compensated for their services at a rate of 50% of full director fees for the first 10 years following election and at a rate of 25% of full director fees for the second 10 years following election. Thereafter, no fees shall be payable except that, upon request from the then current Board of Directors, a Director Emeritus may be invited to attend a Board meeting and as such shall qualify to receive full board fees for that meeting.

     Stock Benefit Plans. The Company's stockholders approved the Stock Option Plan and the Recognition and Retention Plan at the Annual Meeting of stockholders held on November 18, 1997. Under these plans, directors of the Company are eligible to receive awards of stock options and restricted stock. However, no such awards have been made as of the date of this proxy statement.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

     The following table sets forth the compensation paid or accrued by the Bank for services rendered by Earle S. Teegarden, Jr., the President and Chief Executive Officer of the Bank until April 30, 1999, and Larry R. Johnson, the Senior Executive Vice President and, since April 30, 1999, the Interim Chief Executive Officer of the Bank. No other executive officer earned in excess of $100,000 during the past three fiscal years.


======================================================================================================================
                                              SUMMARY COMPENSATION TABLE
======================================================================================================================

                                                                          Long-Term Compensation
                                       Annual Compensation                         Awards
                                    -------------------------            ------------------------
                                                      Other         Restricted
                                                      Annual          Stock        Options/       All Other
Name and Principal          Fiscal  Salary   Bonus  Compensation     Award(s)        SARs       Compensation
 Position                   Year     ($)      ($)       ($)            ($)          (#)        ($)
======================================================================================================================
Earle S. Teegarden, Jr.      1999  $77,591   $ 7,848   $---           ---/(1)/       ---/(2)/    $21,024/(3)/
  President and Chief        1998  $74,250   $12,339   $---           ---/(1)/       ---/(2)/    $20,113/(4)/
  Executive Officer          1997  $71,750   $13,786   $---           ---/(1)/       ---/(2)/    $14,875/(5)/

Larry R. Johnson             1999  $55,043   $ 5,370   $---           ---/(1)/       ---/(2)/    $19,083/(6)/
  Senior Executive           1998  $51,173   $ 8,443   $---           ---/(1)/       ---/(2)/    $16,812/(7)/
  Vice President             1997  $47,510   $ 9,433   $---           ---/(1)/       ---/(2)/    $13,474/(8)/
======================================================================================================================

- --------------------------
     /(1)/ No awards of restricted stock were made during the fiscal year presented. Awards of restricted stock under the RRP may be made in the future.
     /(2)/ No options or Stock Appreciation Rights ("SARs") were awarded during the fiscal years presented. Awards of options or SAR's under the Stock Option Plan may be made in the future.
     /(3)/ Includes Board fees of $8,270, earned insurance commissions of $714 and $12,040 contributed under the ESOP for the benefit of Mr. Teegarden.
     /(4)/ Includes Board fees of $7,250, earned insurance commissions of $1,283 and $11,580 contributed under the ESOP for the benefit of Mr. Teegarden.
     /(5)/ Includes Board fees of $8,325, earned insurance commissions of $1,743 and $4,807 contributed under the ESOP for the benefit of Mr. Teegarden.
     /(6)/ Includes Board fees of $8,270, earned insurance commissions of $2,392 and $8,421 contributed under the ESOP for the benefit of Mr. Johnson.
     /(7)/ Includes Board fees of $7,250, earned insurance commissions of $1,512 and $8,050 contributed under the ESOP for the benefit of Mr. Johnson.
     /(8)/ Includes Board fees of $8,325, earned insurance commissions of $1,908 and $3,241 contributed under the ESOP for the benefit of Mr. Johnson.



Stock Options

     The Board of Directors of the Company has adopted the Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options equal to 59,252 shares of Common Stock. The Stock Option Plan provides, among other things, for the grant of options to purchase Common Stock intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code, and options that do not so qualify ("nonstatutory options"). Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. No stock options were granted during fiscal 1999.

Employment Agreements

     The Bank entered into an employment agreement effective upon consummation of the stock conversion, with Earle S. Teegarden, Jr., President and Chief Executive Officer, providing for a term of three years. The contract provides for payment to the employee for the remaining term of the contract unless the employee is terminated "for cause."

     The employment agreement for Mr. Teegarden provides for an annual base salary as determined by the Board of Directors, but not less than the employee's current salary. Mr. Teegarden's base salary (exclusive of director fees and bonuses) was $73,000 in calendar year 1997, $75,500 in 1998 and $77,591 in 1999.
So long as the contract remains in force, salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for annual extensions of one additional year, but only upon express authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Bank.

     In the event there is a change in control of the Company or the Bank, as defined in the agreement, and if employment terminates involuntarily, as defined in the agreement, in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. Teegarden's base amount of compensation as defined in the Code. Assuming a change in control were to take place as of June 30, 1998, the aggregate amounts payable to Mr. Teegarden pursuant to this change in control provision would be approximately $225,745.

     The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Bank.

     Effective April 30, 1999, the employment agreement between the Bank and Mr. Teegarden was terminated by mutual agreement of the parties, and Mr. Teegarden resigned from his position as President and Chief Executive Officer. From April 30, 1999 to August 30, 1999, Mr. Teegarden served in an advisory capacity to the Bank at his prior salary level.

     The Bank also entered into an employment agreement with Larry R. Johnson, Senior Executive Vice President and Secretary. This agreement also provides for a term of three years and a change of control payment equal to 299% of Mr. Johnson's prior years' compensation plus certain additional benefits such as health insurance. This agreement is otherwise similar to the employment agreement with Mr. Teegarden.

Benefit Plans

     General. The Bank currently provides health care benefits, including medical and prescription plan benefits, subject to certain deductibles and copayments by employees, and group life insurance to its full time employees.

Indebtedness of Management

     The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Bank to its directors and executive officers are subject to federal regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors, executive officers, employees and their associates totaled $476,143 at June 30, 1999, which was 5.1% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended June 30, 1999. All loans to directors and officers were performing in accordance with their terms at June 30, 1999.

                                 INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended June 30, 1999 were Lockridge, Constant & Conrad, LLC. The Company's Board of Directors is in the process of obtaining proposals from several accounting firms (including Lockridge, Constant & Conrad, LLC) to act as independent auditors for the Company for the fiscal year ending June 30, 2000, and, as of the date hereof, the Company has not yet selected the Company's independent auditors for the 2000 fiscal year. Representatives of Lockridge, Constant & Conrad, LLC are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

                                 STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 522 Washington Street, Chillicothe, Missouri 64601 no later than June 21, 2000 Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Under the Company's By-laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 90 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company. The notice must include certain information as specified in the Company's bylaws.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Chillicothe, Missouri
October 18, 1999

                               IFB HOLDINGS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                               November 16, 1999


     The undersigned hereby appoints J. Michael Palmer and Armand J. Peterson, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of IFB Holdings, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's main office, located at 522 Washington Street, Chillicothe, Missouri, on November 16, 1999 at 2:00 p.m., Chillicothe, Missouri time and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

               [_] FOR                     [_] VOTE WITHHELD

     INSTRUCTION:   To withhold your vote for any individual nominee, strike a line in that nominee's name below.

     ROBERT T. FAIRWEATHER

     EDWARD P. MILBANK


     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO BUSINESS OTHER THAN AS DESCRIBED IN THE COMPANY'S NOTICE OF THE MEETING AND THE PROXY STATEMENT, TO BE PRESENTED AT THE MEETING.

          The Board of Directors recommends a vote "FOR" the election of the nominees listed above.


                                    (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

   The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



Dated:  __________________, 1999 _______________________________________________
                                 Signature of Stockholder
                                 Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE